                                                                Exhibit 23.2


                        CONSENT OF ARTHUR ANDERSEN LLP
                        ------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                        ARTHUR ANDERSEN LLP

Cleveland, Ohio,

 December 23, 1996.